UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2022

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On November 18, 2022, Liquidia PAH, LLC, a Delaware limited liability company (formerly known as RareGen, LLC) (“Liquidia PAH”) and wholly-owned subsidiary of Liquidia Corporation, a Delaware corporation (the “Company”), entered into a Third Amendment to Promotion Agreement (the “Third Amendment”) with Sandoz Inc. (“Sandoz”). The Third Amendment amended that certain Promotion Agreement (the “Promotion Agreement”), dated as of August 1, 2018, by and between Liquidia PAH and Sandoz, as amended by that certain First Amendment to Promotion Agreement, dated as of May 8, 2020 and further amended by that certain Second Amendment to Promotion Agreement, dated as of September 4, 2020.

The Third Amendment provides for, among other things, (i) an agreement between Sandoz and Liquidia PAH to enter into an agreement with a third party for the development of a new pump for the subcutaneous administration of treprostinil (the “New Pump Development Agreement”), (ii) an agreement to split all development costs and milestone payments under the New Pump Development Agreement evenly between Liquidia PAH and Sandoz, (iii) an extension of the initial term of the Promotion Agreement to December 31, 2032, subject to certain renewal periods, (iv) an amendment to the profit sharing between Sandoz and Liquidia PAH to cover periods after December 31, 2028 such that, if aggregate net profits do not reach $500M prior to December 31, 2028, Liquidia PAH will receive 50% of all net profits thereafter, and (v) the addition of certain indemnification terms between Sandoz and Liquidia PAH with respect to the New Pump Development Agreement.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Third Amendment to be filed as an exhibit to the Company’s next Form 10-K to be filed with the Securities and Exchange Commission (the “SEC”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 25, 2022	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer